                                                                      EXHIBIT 21

                                  SUBSIDIARIES


                            TYPE OF     JURISDICTION OF                                 NO. OF SHARES            %
LEGAL NAME                   ENTITY       ORGANIZATION     OWNER                        OR UNITS             OWNERSHIP
----------                  -------     ---------------    ------------------           -------------        ---------
Dean Holding Company          Corp             DE          Dean Foods Company           1,000 common           100.0%
(formerly known as                                         (f/n/a Suiza Foods
Blackhawk Acquisition                                      Corporation)
Corp. (into which Dean
Foods Company merged)

Neptune Delaware              Corp             DE          Dean Foods Company           1,000 common           100.0%
Corporation                                                (f/n/a Suiza Foods
                                                           Corporation)

Morningstar Receivables       Corp             DE          Dean Foods Company           79 common               79.0%
Corp. [Receivables                                         (f/n/a Suiza Foods
Financing SPV]                                             Corporation)                                         21.0%
                                                           Neva Plastics                21 common
                                                           Manufacturing Co.

Dean Capital Trust            Trust            DE          Dean Foods Company
(formerly known as Suiza                                   (f/n/a Suiza Foods
Capital Trust II)                                          Corporation)

Dean Management               Corp             DE          Dean Foods Company           100 common             100.0%
Corporation (formerly                                      (f/n/a Suiza Foods
known as Suiza                                             Corporation)
Management Corporation)

Reeves Street, LLC             LLC             DE          Dean Foods Company           100 units              100.0%

Suiza Dairy Group             Corp             NV          Dean Foods Company           1,000 common           100.0%
Holdings, Inc.                                             (f/n/a Suiza Foods
                                                           Corporation)

Preferred Holdings, Inc.      Corp             DE          Dean Foods Company           1,000 common           100.0%
(formerly known as Suiza                                   (f/n/a Suiza Foods
Preferred Holdings, Inc.)                                  Corporation)

Thompson Beverage             Corp             DE          Dean Foods Company           1,000 common           100.0%
Acquisition Corporation                                    (f/n/a Suiza Foods
                                                           Corporation)

Suiza Dairy Group GP,          LLC             DE          Dean Management              100 units              100.0%
LLC                                                        Corporation (f/n/a
                                                           Suiza Management
                                                           Corporation)

Dean Dairy Services,           LLC             DE          Dean Management                                     100.0%
LLC (formerly known as                                     Corporation (f/n/a
Suiza Dairy Services,                                      Suiza Management
LLC)                                                       Corporation)

Suiza Dairy Group, L.P.        LP              DE          Suiza Dairy Group                                    99.9%
                                                           Holdings, Inc.
                                                           Suiza Dairy Group GP,                                 0.1%
                                                           LLC
                                                           Shenandoah's Pride,          Pf'd l.p. int.
                                                           LLC

Dairy Group Aviation,          LLC             DE          Suiza Dairy Group,           100 units              100.0%
LLC (formerly known as                                     L.P.
Suiza Dairy Group
Aviation)

Dairy Group Receivables        LLC             DE          Suiza Dairy Group,           100 units              100.0%
GP, LLC (formerly                                          L.P.
known as Suiza
Receivables GP, LLC)
[Receivables Financing
SPV]

Dairy Group Receivables,       LP              DE          Suiza Dairy Group,                                     99%
L.P. (formerly known as                                    L.P.
Suiza Receivables, L.P.)
[Receivables Financing
SPV]
                                                           Dairy Group                                             1%
                                                           Receivables, GP, LLC
                                                           (f/n/a Suiza
                                                           Receivables GP, LLC)

Country Fresh, LLC             LLC             MI          Dean Southwest, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southwest,
                                                           LLC)

London's Farm Dairy,           LLC             DE          Dean Southwest, LLC          100 units              100.0%
LLC                                                        (f/n/a Suiza Southwest,
                                                           LLC)

Dean Northeast, LLC            LLC             DE          Suiza Dairy Group,           100 units              100.0%
(formerly known as Suiza                                   L.P.
GTL, LLC)


New England Dairies,           LLC             DE          Dean Northeast, LLC          100 units              100.0%
LLC                                                        (f/n/a Suiza GTL, LLC)

Tuscan/Lehigh                  LLC             DE          Dean Northeast, LLC          100 units              100.0%
Management, L.L.C.                                         (f/n/a Suiza GTL, LLC)

Tuscan/Lehigh Dairies,         LP              DE          Dean Northeast, LLC                                    99%
L.P.                                                       (f/n/a Suiza GTL, LLC)
                                                           (Limited Partner)
                                                           Tuscan/Lehigh                                           1%
                                                           Management, L.L.C.
                                                           (General Partner)

Dean Southeast, LLC            LLC             DE          Suiza Dairy Group,           100 units              100.0%
(formerly known as Suiza                                   L.P.
Southeast, LLC)

Broughton Foods, LLC           LLC             DE          Dean Southeast, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southeast,
                                                           LLC)

Dairy Fresh, LLC               LLC             DE          Dean Southeast, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southeast,
                                                           LLC)

Land-O-Sun Dairies, LLC        LLC             DE          Dean Southeast, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southeast,
                                                           LLC)

Louis Trauth Dairy, LLC        LLC             DE          Dean Southeast, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southeast,
                                                           LLC)

Schenkel's All-Star Dairy,     LLC             DE          Dean Southeast, LLC          100 units              100.0%
LLC                                                        (f/n/a Suiza Southeast,
                                                           LLC)

Schenkel's All-Star            LLC             DE          Dean Southeast, LLC          100 units              100.0%
Delivery, LLC                                              (f/n/a Suiza Southeast,
                                                           LLC)

Shenandoah's Pride, LLC        LLC             DE          Dean Southeast, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southeast,
                                                           LLC)

Dean Southwest, LLC            LLC             DE          Suiza Dairy Group,           100 units              100.0%
(formerly known as Suiza                                   L.P.
Southwest, LLC)

Country Delite Farms,          LLC             DE          Dean Southwest, LLC          100 units              100.0%
LLC                                                        (f/n/a Suiza Southwest,
                                                           LLC)

Model Dairy, LLC               LLC             DE          Dean Southwest, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southwest,
                                                           LLC)

Robinson Dairy, LLC            LLC             DE          Dean Southwest, LLC          100 units              100.0%
                                                           (f/n/a Suiza Southwest,
                                                           LLC)

SFG Management                 LLC             DE          Dean Management              100 units                5.0%
Limited Liability                                          Corporation (f/n/a
Company                                                    Suiza Management
                                                           Corporation)

                                                           Dean Southwest, LLC                                  95.0%
                                                           (f/n/a Suiza
                                                           Southwest, LLC)

Southern Foods Holding         LLC             DE          Dean Southwest, LLC          100 units              100.0%
Company, LLC                                               (f/n/a Suiza Southwest,
                                                           LLC)

Southern Foods Group,          LP              DE          Southern Foods               99% LP Interest         99.0%
L.P.                                                       Holding Company,
                                                           LLC


                                                           SFG Management Limited
                                                           Liability Company            1% GP                    1.0%

SFG Capital Corporation       Corp             DE          Southern Foods Group,        1,000 common           100.0%
                                                           L.P.

Dean SoCal, LLC                LLC             DE          Dean Southwest II,           100 units              100.0%
(formerly known as Suiza                                   LLC
SoCal, LLC)

Sulphur Springs Cultured       LLC             DE          Dean Southwest, LLC          100 units              100.0%
Specialties, LLC                                           (f/n/a Suiza Southwest,
                                                           LLC)

Morningstar Foods             Corp             DE          Dean Foods Company           100 common             100.0%
Holdings, Inc. (formerly                                   (f/n/a Suiza Foods
known as Suiza U.S.                                        Corporation)
Holding Company)

Garrido y Compania, LLC        LLC             DE          Morningstar Foods            100 units              100.0%
                                                           Holdings, Inc. (f/n/a
                                                           Suiza U.S. Holding
                                                           Company)

Morningstar Foods Inc.        Corp             DE          Morningstar Foods            1,000 common            65.15%
                                                           Holdings, Inc. (f/n/a
                                                           Suiza U.S. Holding
                                                           Company)

                                                           Preferred Holdings,          228 common              14.85%
                                                           Inc. (f/n/a Suiza
                                                           Preferred Holdings,
                                                           Inc.)

                                                           Suiza Dairy Group
                                                           Holdings, Inc.               307 common                20%

Morningstar Services Inc.     Corp             DE          Morningstar Foods Inc.       100 common             100.0%

Neva Plastics                 Corp             DE          Morningstar Foods            177 common             100.0%
Manufacturing Corp.                                        Holdings, Inc. (f/n/a
                                                           Suiza U.S. Holding
                                                           Company)

Suiza Dairy Corporation       Corp             DE          Morningstar Foods            238 common             100.0%
                                                           Holdings, Inc. (f/n/a
                                                           Suiza U.S. Holding
                                                           Company)

Suiza Fruit Corporation       Corp             DE          Morningstar Foods            284 common             100.0%
                                                           Holdings, Inc. (f/n/a
                                                           Suiza U.S. Holding
                                                           Company)

Southern Foods Services,      L.P.             DE          SFG Management                                          1%
L.P.                                                       Limited Liability
                                                           Company (GP interest)

                                                           Suiza Dairy Group,
                                                           L.P. (LP interest)                                     99%



Alta-Dena Certified           Corp.            DE          Dean Southwest II,                                    100%
Dairy, Inc.                                                LLC

Alta-Dena Holdings, Inc.      Corp.            CA          Alta-Dena Certified          100 common               100%
                                                           Dairy, Inc.

31 Logistics, Inc.            Corp.            DE          Dean Midwest, LLC            100 common               100%

Barber Dairies, Inc.          Corp.            DE          Dean Southeast II, LLC       100 common               100%

Bell Dairy Products, Inc.     Corp             TX          Dean Southwest II,           60,100 common            100%
                                                           LLC

Berkeley Farms, Inc.          Corp.            CA          Dean Southwest II, LLC       100 common               100%

Creamland Dairies, Inc.       Corp.            NM          Dean Southwest II, LLC       49,296 common             49%

                                                           Bell Dairy Products,
                                                           Inc.
                                                                                        51,336 common             51%

Dean Dairy Products           Corp.            PA          Dean Southeast II, LLC       15,000 common            100%
Company

Dean Dip and Dressing          LLC             DE          Morningstar Foods Inc.       100 units                100%
Company, LLC (f/n/a
Dean Dip and Dressing
Company)

Dean Foods Business           Corp.            DE          Dean Holding                 100 common             100%
Services Company                                           Company (successor to
                                                           Dean Foods Company)

Dean Foods Company of         Corp.            DE          Dean Southwest II,           100 common             100%
California, Inc.                                           LLC

Dean Foods Company of         Corp.            DE          Dean Midwest, LLC            100 common             100%
Indiana, Inc.

Dean Foods Ice Cream          Corp.            DE          Dean Dairy Specialties,      100 common             100%
Company                                                    LLC

Dean Foods North              Corp.            DE          Dean Midwest, LLC            200 common             100%
Central, Inc.

Dean Foods Regional           Corp.            DE          Dean Holding                 100 common             100%
Business Services, Inc.                                    Company (successor to
                                                           Dean Foods Company)

Dean Milk Company, Inc.       Corp.            KY          Dean Midwest, LLC            200 common             100%

Dean Milk Procurement         Corp.            DE          Dean Dairy Specialties,      100 common             100%
Company                                                    LLC

Dean Pickle and Specialty     Corp.            WI          Dean Specialty Foods         10,110 Class A         100%
Products Company                                           Group, LLC                   20,220 Class B

Dean Specialty Foods          Corp.            DE          Dean Specialty Foods         100 common             100%
Company                                                    Group, LLC

Dean Transportation, Inc.     Corp.           Ohio         Dean Dairy Holdings,         100 common             100%
                                                           LLC

DTMC, Inc.                    Corp.            DE          Dean Holding                 400 (class A)
                                                           Company (successor to
                                                           Dean Foods Company)
                                                           Wengert's Dairy, Inc.        12 (class B)
                                                           Verifine Dairy               1 (class B)
                                                           Corporation of
                                                           Sheboygan, Inc.
                                                           Reiter Dairy, Inc.           43 (class B)
                                                           Purity Dairies,
                                                           Incorporated                 139 (class B)
                                                           Meadow Brook Dairy
                                                           Company                      12 (class B)
                                                           T.G. Lee Foods, Inc.         20 (class B)
                                                           McArthur Dairy, Inc.         26 (class B)
                                                           Mayfield Dairy Farms,
                                                           Inc.                         202 (class B)
                                                           Creamland Dairies, Inc.      23 (class B)
                                                           Berkeley Farms, Inc.         7 (class B)
                                                           Alta-Dena Certified
                                                           Dairy, Inc.                  19 (class B)

DTMC, Inc. - cont.                                         Barber Dairies, Inc.         9 (class B)
                                                           Dean Specialty Foods
                                                           Company                      111 (class B)
                                                           Dean Dip and Dressing
                                                           Company, LLC                 335 (class B)
                                                           Dean Pickle &
                                                           Specialty Products Co.       110 (class B)
                                                           Dean Pickle &
                                                           Specialty Products Co.
                                                           (former Steinfeld            27 (class B)
                                                           Pickle)
                                                           Dean Pickle &
                                                           Specialty Products Co.       18 (class B)

Elgin Blenders,               Corp.            IL          Dean Specialty Foods         30,000 common          100%
Incorporated                                               Group, LLC

Gandy's Dairies, Inc.         Corp.            TX          Dean Southwest II,           137,800 common         100%
                                                           LLC

Liberty Dairy Company         Corp.            MI          Dean Midwest, LLC            26,300 common          100%

McArthur Dairy, Inc.          Corp.            FL          Dean Midwest, LLC             36,000 Class A        100%
                                                                                        700,000 Class B

Maplehurst Farms, LLC          LLC             IN          Dean Foods Company                                   99%
                                                           of Indiana, Inc.


                                                           RDPC, Inc.                                            1%

Mayfield Dairy Farms,         Corp.            DE          Dean Midwest, LLC            100 common             100%
Inc.

Meadow Brook Dairy            Corp.            PA          Dean Southeast II, LLC        10 Class A            100%
Company                                                                                 770 Class B

The Meadows                   Corp.            IL          Dean Midwest, LLC            10,405 common          100%
Distributing Company

Purity Dairies,               Corp             DE          Dean Midwest, LLC            100 common             100%
Incorporated

RDPC, Inc.                    Corp.            DE          Reiter Dairy, Inc.           100 common             100%

Reiter Dairy, Inc.            Corp.            OH          Dean Southeast II, LLC       1,000 common           100%

Ryan Foods Company,            LLC             DE          Morningstar Foods Inc.       100 units              100%
LLC (f/n/a Ryan Foods
Company)

Ryan Foods North              Corp             De          Dean Midwest, LLC            1,000                  100%
Central, Inc.

T.G. Lee Foods, Inc.          Corp.            FL          Dean Midwest, LLC            560,000 common         100%

Verifine Dairy Products       Corp.            WI          Dean Midwest, LLC            1,996 common           100%
Corporation of
Sheboygan, Inc.

Wengert's Dairy, Inc.         Corp.            DE          Dean Dairy Specialties,      100 common             100%
                                                           LLC

Dean Specialty Foods           LLC             DE          Dean Holding                 100 units              100%
Group, LLC                                                 Company (successor to
                                                           Dean Foods Company)

Ice Cream Products, LLC        LLC             DE          Dean Dairy Specialties,      100 units              100%
                                                           LLC

Dean Dairy Holdings,           LLC             DE          Dean Holding                 100 units              100%
LLC                                                        Company (successor to
                                                           Dean Foods Company)

Dean Midwest, LLC              LLC             DE          Dean Dairy Holdings,         100 units              100%
                                                           LLC

Dean Southeast II, LLC         LLC             DE          Dean Dairy Holdings,         100 units              100%
                                                           LLC

Dean Southwest II, LLC         LLC             DE          Dean Dairy Holdings,         100 units              100%
                                                           LLC

Dean Dairy Specialties,        LLC             DE          Dean Dairy Holdings,         100 units              100%
LLC                                                        LLC

UNRESTRICTED SUBSIDIARIES

                          TYPE OF       JURISDICTION OF                                    NO. OF SHARES              %
LEGAL NAME                ENTITY        ORGANIZATION           OWNER                       OR UNITS               OWNERSHIP
----------                -------       ---------------        -------------------         -------------          ---------
Garrido Alto Grande        Corp         PR                     Garrido y Compania,         100 common               100.0%
Corp.                                                          LLC

International Milk         Corp.        DE                     Dean Southwest II,          100 common               100%
Sales, Inc. (formerly                                          LLC
known as Dean Foods
International
Investments, Inc.)

Dean International        Corp          DE                     Dean Foods Company          100 common               100.0%
Holding Company                                                (f/n/a Suiza Foods
(formerly known as                                             Corporation)
Suiza International
Holding Company)

Dean Netherlands B.V.     Corp          The Netherlands        Dean International          200 common
(formerly known as                                             Holding Company
Suiza Netherlands B.V.)                                        (f/n/a Suiza
                                                               International Holding
                                                               Company)


Leche Celta, S.L.         Corp          Spain                  Dean Netherlands            38,194                   84.9%
                                                               B.V. (f/n/a Suiza
                                                               Netherlands B.V.)
                                                                                                                    13.9%
                                                               Marpu Cartera, S.L.         6,267

                                                               Maria Luiza Puchol                                   0.1%
                                                               Requeni                     54

                                                               Patricia Marchal                                     0.5%
                                                               Puchol                      241

                                                               Rodrigo Marchal                                      0.5%
                                                               Puchol                      241

Lacteos de Santander,     Corp          Spain                  Leche Celta, S.L.                                    100.0%
S.A.

Distribucion Lacteos      Corp.                                Leche Celta, S.L.                                    100.0%
Ganadeva, S.A.

Abastecimientos                                                Distribucion Lacteos                                 100.0%
Lacteos Gallegos S.L.                                          Ganadeva, S.A.

Logistica y Gestion                                            Distribucion Lacteos                                 100.0%
Lactea S.L.                                                    Ganadeva, S.A.

Central Lecheria                                               Distribucion Lacteos                                 100.0%
Gallega, S.L.                                                  Ganadeva, S.A.

Franklin Holdings, Inc.   Corp          DE                     Dean Foods Company          1,000 common             100.0%
(formerly known as                                             (f/n/a Suiza Foods
Continental Can                                                Corporation)
Company, Inc.)

Dixie Holding, Inc.       Corp          NY                     Franklin Holdings,                                   100.0%
                                                               Inc. (f/n/a Continental
                                                               Can Company, Inc.)

Franklin Plastics, Inc.   Corp          DE                     Franklin Holdings,          1,277,148 common         88.4562%
                                                               Inc. (f/n/a Continental
                                                               Can Company, Inc.)

                                                               Alan Bernon                 87,365 common

                                                               Peter Bernon                87,364 common

                                                                                           [96,181 warrants
                                                                                           for common
                                                                                           @$10/share]

[Captive Insurance
Company to be formed]

Dean Risk                 Corp.         DE                     Dean Foods Business         100 Class A              90.1%
Management, Inc.                                               Services Company

                                                               Willis Corroon
                                                               Corporation of Illinois     11 Class B               9.9%

E.B.I. Foods, Ltd.        Corp.         UK                     Elgin Blenders,             62,000 common            93.75%
                                                               Incorporated

                                                               David Fox                    6,000 common            6.25%

Importadora y             Corp.         Mexico                 Tenedora Dean Foods          4,999                   99.9%
Distribuidora Dean                                             International, SA de
Foods, S.A. de C.V.                                            CV

                                                               Creamland Dairies,          1                        0.1%
                                                               Inc.

Park-It Market           Corp.          DE                     International Milk          800 Class A              100%
Corporation                                                    Sales, Inc. (f/n/a Dean     100 Class B
                                                               Foods International
                                                               Investments, Inc.)

Tenedora Dean Foods       Corp.         Mexico                 International Milk          4,999                    99.98%
Internacional, S.A. de                                         Sales, Inc. (f/n/a Dean
C.V.                                                           Foods International
                                                               Investments, Inc.)

                                                               Dean Holding
                                                               Company                      1                       .02%

Dean Dairy Group         Corp.          DE                     International Milk           25                       100%
International Corp.                                            Sales, Inc. (f/n/a Dean
(formerly Dean Foods                                           Foods International
International Corp.                                            Investments, Inc.)

Azuis Holdings, B.V.                                           Dean International                                    100%
                                                               Holding Company
                                                               (f/n/a Suiza
                                                               International Holding
                                                               Company)

Kingsmi S. L.                                                  Azuis Holdings, B.V.                                  100%

Centronor S.L.                                                 Azuis Holdings, B.V.                                  100%

Hilstad S.L.                                                   Azuis Holdings, B.V.                                  100%

Comerlasa S.L.                                                 Azuis Holdings, B.V.                                  100%

Gilicman S.L.                                                  Azuis Holdings, B.V.                                  100%

Agrolactur                                                     Gilicman S.L.                                         100%

Lacteos Marterra                                               Gilicman S.L.                                         100%

Carnival Ice Cream,                     Netherlands Antilles   Dean Holding                                          100%
N.V.                                                           Company (f/n/a
                                                               Blackhawk
                                                               Acquisition Corp.,
                                                               successor to Dean
                                                               Foods Company)

Dean Foods                Not for       IL                     Dean Holding Company         N/A                      100%
 Foundation               Profit Corp.                         (f/n/a Blackhawk
                                                               Acquisition Corp.,
                                                               successor to Dean
                                                               Foods Company)

T.G. Lee Foods            Not for       FL                     T.G. Lee Foods, Inc.         N/A                      100%
Foundation, Inc.          Profit Corp.